                                      OPPENHEIMER Disciplined Allocation Fund
                                      Supplement dated April 11, 2002 to the
                                        Prospectus dated February 28, 2002

The Prospectus is changed as follows:

1.       The supplement dated March 18, 2002 is replaced by this supplement.

2.       The section captioned "How the Fund is Managed - Portfolio Managers" on page 15 is deleted in its entirety and replaced with the following:

         Portfolio Managers. The Fund is managed by a team of portfolio managers consisting of Bruce
              Bartlett (since November 2000), Christopher Leavy (since November 2000) and Angelo
              Manioudakis (since April 2002). Messrs. Bartlett, Leavy and Manioudakis are Senior Vice
              Presidents of the Manager, Vice Presidents of the Fund and each serve as an officer and portfolio manager of other Oppenheimer funds.

              Mr. Bartlett has been employed by the Manager since April 1995. Prior to joining the
              Manager in September 2000, Mr. Leavy was a portfolio manager of Morgan Stanley Dean Witter
              Investment Management (from 1997), prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995). Prior to joining the Manager in April
              2002, Mr. Manioudakis was an Executive Director and portfolio manager for Miller, Anderson
              & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-March 2002).

April 11, 2002                                                                          PS0205.022